SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 29, 2004
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                Date of Report (Date of earliest event reported)




                            TF Financial Corporation
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             (Exact name of Registrant as specified in its Charter)


           Delaware                      0-24168                74-2705050
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(State or other jurisdiction            (File No.)            (IRS Employer
 of incorporation)                                        Identification Number)


3 Penns Trail, Newtown, Pennsylvania                          18940
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (215) 579-4000
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         ------------


     Exhibit
     Number                Description
     ------                -----------
       99       Press Release dated January 29, 2004


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

         On January 29, 2004, the Registrant issued a press release to report earnings for the year ended December 31, 2003. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 TF FINANCIAL CORPORATION


Date: January 29, 2004         By:  /s/ Dennis R. Stewart
                                    --------------------------------------------
                                    Dennis R. Stewart
                                    Executive Vice President and Chief Financial
                                    Officer